UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2006

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Company as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25800 Commercentre Dr., Suite 100
Lake Forest, CA 92630
(Address of Principal Executive Offices; Zip Code)

Company’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2—(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 4.01               Changes in Company’s Certifying Accountant.

On January 19, 2006, with the approval of the Audit Committee of the Board of Directors, Liquidmetal Technologies, Inc. (the “Company”) engaged Choi, Kim & Park, LLP (“CKP”) as its principal accountant to audit the financial statements of the Company.

Prior to the engagement of CKP, the Company has not consulted CKP regarding any of the matters described under Item 304(a)(2) of Regulation S-K.

Item 7.01               Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:  Press release by Liquidmetal Technologies, Inc. announcing the engagement of auditor.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01               Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Rick Salas
Rick Salas
President and Chief Executive Officer

Date: January 20, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated January 20, 2006, by Liquidmetal Technologies, Inc. announcing engagement of auditor.